FOR IMMEDIATE RELEASE
For More Information, Call:
Bernadette Sohler, Director of Communications
(732) 634-1500

                             MIDDLESEX WATER COMPANY
              FILES FORM 10-K/A AND FORM 10-Q/A's FOR 2003 WITH SEC

     ISELIN, NEW JERSEY, April 15, 2004 - Middlesex Water Company
(NASDAQ: MSEX) has filed with the Securities and Exchange Commission (SEC) an amended 2003 Form 10-K to reflect changes in the formatting of the signature page, additional disclosure regarding a restricted stock compensation plan and clarification of the description of certain executive management contracts.
         Separately, the Company has also filed with the SEC an amended Form 10-Q for each of the first, second and third quarters of 2003 reflecting the same reclassifications discussed below which were also shown in its original 2003 Form 10-K, filed with the SEC on March 15, 2004.

     The Company's original 2003 Form 10-K, included restated financial results (restated December 31, 2002 Consolidated Balance Sheet and December 31, 2002 and 2001 Consolidated Statement of Cash Flows) on March 15, 2004. The reclassifications were made concerning the proceeds from state sponsored loan programs to present those amounts of Restricted Cash as a non current asset in the consolidated balance sheet as of December 31, 2002, and to present changes in that Restricted Cash related to capital expenditures as an investing activity rather than a financing activity in the consolidated statement of cash flows for the years ended December 31, 2002 and 2001. Previously, such amounts and changes in those amounts therein were presented as Temporary Cash Investments-Restricted. Those amounts and changes in those amounts are currently described as Restricted Cash.

     The changes made in the 2003 Form 10-K/A and the reclassifications made in the 2003 Form 10-Q/A's and the 2003 Form 10-K did not affect the company's total assets, net income, earnings applicable to common stock, cash flows from operations or liquidity.

About the Company
-----------------
     Middlesex Water Company, organized in 1897, is a water utility serving customers in central and southern New Jersey and in the State of Delaware. The Company and its regulated New Jersey subsidiaries -- Pinelands Water Company, Pinelands Wastewater Company and Bayview Water Company -- are subject to the regulations of the Board of Public Utilities of the State of New Jersey. Middlesex Water Company operates the water and wastewater systems for the City of Perth Amboy through its subsidiary, Utility Service Affiliates (Perth Amboy), Inc. The Company's principal Delaware subsidiary, Tidewater Utilities, Inc., is subject to the regulations of the Public Service Commission in Delaware. These companies are also subject to various Federal and State regulatory agencies concerning water quality standards and the environment.

     For additional information regarding Middlesex Water Company, visit the Company's web site at www.middlesexwater.com or call (732) 634-1500.

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     A registration statement relating to the Company's common stock has been filed with the Securities and Exchange Commission but has not yet become effective. The Company's common stock may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the common stock in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.
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         Safe Harbor Statement under the Private Securities Litigation
                              Reform Act of 1995:
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     Certain matters discussed in this press release are "forward-looking statements" intended to qualify for safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. Such statements address future plans, objectives, expectations and events concerning various matters such as capital expenditures, earnings, litigation, growth potential, rate, regulatory matters, liquidity, capital resources and accounting matters. Actual results in each case could differ materially from those currently anticipated in such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
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